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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 27, 2001

                            INFORMATION HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                    1-14371                  06-1518007
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     (State or other            (Commission File            (IRS Employer
     jurisdiction of                Number)              Identification No.)
     incorporation)


            2777 Summer Street, Suite 209, Stamford, CT         06905
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               (Address of principal executive offices)      (Zip Code)

                                 (203) 961-9106
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              (Registrant's telephone number, including area code)



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Item 2. Acquisition or Disposition of Assets.
        ------------------------------------

     (a) On November 13, 2001, Information Holdings Inc., a Delaware corporation ("IHI"), Fluid Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of IHI ("Fluid"), and Liquent, Inc., a Delaware corporation ("Liquent"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, on November 21, 2001 Fluid commenced a cash tender offer for all outstanding shares of Liquent's common stock, par value $.001 per share (the "Shares"), at a purchase price of $2.27 per share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 21, 2001 (as amended and supplemented, the "Offer to Purchase") and in the related Letter of Transmittal (which, together with the Offer to Purchase, collectively constituted the "Offer"). The Offer, as amended, expired at 12:00 midnight, New York City time, on December 19, 2001 and pursuant to the Offer Fluid accepted for purchase 16,839,161 shares of Liquent common stock, which represented approximately 92% of the then outstanding shares of Liquent common stock. The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement, which is filed as an exhibit hereto and incorporated herein by reference. The description of the Offer to Purchaser contained herein is qualified in its entirety by reference to the Offer to Purchaser, which is filed as an exhibit hereto and incorporated herein by reference.

     Following the Offer, on December 27, 2001 Fluid merged with and into Liquent under Section 253 of the General Corporation Law of the State of Delaware, and Liquent became a wholly owned subsidiary of IHI, and each remaining share of Liquent common stock was converted into the right to receive $2.27 per share pursuant to the Merger Agreement, subject to statutory appraisal rights. The purchase price of $2.27 for each share of Liquent common stock was established by negotiation at the time of the Merger Agreement. Assuming no statutory appraisal rights are exercised, the total aggregate consideration paid in the acquisition was approximately $43,493,000 in cash. The acquisition consideration was funded by the working capital of IHI.

     (b) The assets of Liquent consist primarily of cash, accounts receivable, intangible assets, personal property, prepaid expenses, and plant and equipment. Liquent is a leading provider of application software and related services, primarily to the life sciences industry. Its products are used by leading pharmaceutical, biotechnology and contract research organizations to create new drug applications, reports, proposals and technical documentation. IHI intends to use the assets of Liquent's business substantially as previously used.

     On December 28, 2001, IHI issued a press release relating to the merger, a copy of which is filed as an exhibit hereto and incorporated herein by reference.

Item 7. Financial Statement and Exhibits.
        --------------------------------

     (a) Financial statements of business acquired.

          Financial statements required by this Item are not included in this initial report on Form 8-K. Such financial statements will be filed by amendment not later than March 12, 2002.


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     (b) Pro forma financial information.

          Pro forma financial information required by this Item is not included in this initial report on Form 8-K. Such pro forma financial information will be filed by amendment not later than March 12, 2002.

     (c) Exhibits

     2.1 Agreement and Plan of Merger, dated as of November 13, 2001, by and among Liquent, IHI and Fluid. (1)

     20.1  Offer to Purchase of Liquent, dated as of November 21, 2001. (2)

     99.1  Press Release issued by IHI on December 28, 2001. (3)

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     (1) Incorporated herein by reference to the Exhibit to the Schedule 13D relating to the Shares, filed by IHI and Fluid on November 21, 2001.

     (2) Incorporated by reference to Exhibit (a)(1) of IHI's Schedule TO filed by IHI and Fluid on November 21, 2001.

     (3) Incorporated by reference to Exhibit 99.1 of IHI's Schedule TO filed by IHI and Fluid on December 28, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INFORMATION HOLDINGS INC.


Date: January 9, 2002

                                        By: /s/Vincent A. Chippari
                                            ------------------------------
                                            Name:  Vincent A. Chippari
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


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